VESSELS (Tables)	9 Months Ended
Sep. 30, 2017
VESSELS [Abstract]
Vessels, net
The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard.

All figures in USD '000	September 30, 2017	December 31, 2016
Vessels	1,768,784	1,700,040
Drydocking	119,324	99,153
Total	1,888,108	1,799,193
Less Accumulated Depreciation	(817,513)	(741,144)
Vessels, net	1,070,595	1,058,049